UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PO Box 43131

Providence, RI 02940-3131

IMMEDIATE ACTION REQUESTED

Dear Shareholder:

We have been trying to get in touch with you regarding an important matter pertaining to your BlackRock closed-end fund investment(s).

It is very important that we speak to you regarding this matter prior to October 15, 2025. The call will only take a few moments of your time.

Please contact your fund’s solicitor, Georgeson LLC, toll-free at 1 (888) 446-8039 during the following hours of operation:

●	Monday – Friday: 10:00 a.m. to 11:00 p.m. ET
●	Saturday: 12:00 p.m. to 6:00 p.m. ET

At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the BlackRock closed-end funds